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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4 of McKesson Corporation of our reports dated February 6, 1998 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          ------------------------------------
                                            ARTHUR ANDERSEN LLP

Atlanta, Georgia

November 25, 1998